UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2004

                             Pain Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-29959                 91-1911336
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

      416 Browning Way, South San Francisco                       94080
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (650) 624-8200

                                       N/A
          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 12. Results of Operations and Financial Condition

SIGNATURE
EXHIBIT INDEX
EX - 99.1 Press release
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Item 7. Financial Statements and Exhibits.

   (c) Exhibits

   The following exhibits are filed with this report on Form 8-K:

   Exhibit
   Number                             Description
   -------     -----------------------------------------------------------------

   99.1           Press Release, dated April 22, 2004

Item 12. Results of Operations and Financial Condition

      On April 22, 2004, Pain Therapeutics, Inc. issued a press release announcing its results for the quarterly period ending March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PAIN THERAPEUTICS, INC.
                                      a Delaware corporation

Date: April 22, 2004                  By: /s/ Peter S. Roddy
                                          ------------------
                                          Peter S. Roddy
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------     --------------------------------------------------------------------

99.1              Press Release, Dated April 22, 2004